Exhibit 10.79

FIRST AMENDMENT TO OPTION AGREEMENT

THIS FIRST AMENDMENT TO OPTION AGREEMENT (this “Amendment”) is entered into and effective this 11th day of January, 2021 (the “Effective Date”), by and between LIVE VENTURES INCORPORATED, a Nevada corporation (the “Company”), and Michael J. Stein, a resident of the State of Nevada (the “Executive”).

WHEREAS, the Company and the Executive are parties to the certain Incentive Stock Option Agreement dated effective September 5, 2017 (the “Option Agreement”); and

WHEREAS, the parties desire to amend the terms of the Option Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Option Agreement.

2.Amendments to Option Agreement.  The Option Agreement is hereby amended as follows:

a.Section 2 is hereby deleted in its entirety and amended and restated as follows:

“2.                  Grant of Option. The Company hereby grants to the Optionee an option to purchase:

(a)               Option A: 4,000 of the Company’s Ordinary Shares (“Shares”) for an Option price per Share equal to $11.80, which is not less than the fair market value on the date of this Amendment;

(b)               Option B: 4,000 of the Company’s Ordinary Shares (“Shares”) for an Option price per Share equal to $11.80, which is not less than the fair market value on the date of this Amendment;

(c)               Option C: 4,000 of the Company’s Ordinary Shares (“Shares”) for an Option price per Share equal to $11.80, which is not less than the fair market value on the date of this Amendment;

(d)               Option D: 4,000 of the Company’s Ordinary Shares (“Shares”) for an Option price per Share equal to $12.98; and

(e)               Option E: 4,000 of the Company’s Ordinary Shares (“Shares”) for an Option price per Share equal to $14.27.

The Option is intended by the Committee to qualify as an Incentive Stock Option as provided in Section 9 and the provisions hereof shall be interpreted on a basis consistent with such intent.”

3.Effect of Amendment.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Option Agreement, which shall remain in full force and effect.

4.Governing Law.  This Amendment, for all purposes, shall be construed in accordance with the laws of the State of Nevada without regard to conflicts of law principles.

5.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.Miscellaneous.  This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

7.Electronic Execution and Delivery. A reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any electronic or other reproduction hereof.

8.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

LIVE VENTURES INCORPORATED By: _____/s/ Jon Isaac______________________ Name: Jon Isaac Title: President and Chief Executive Officer
EXECUTIVE Signature:__/s/ Michael J. Stein______________ Print Name: Michael J. Stein